UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 25, 2018

Nexien BioPharma, Inc.

(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-55320

Delaware	26-2049376
(State of Incorporation)	(I.R.S. Employer Identification No.)

4340 E Kentucky Ave, Suite 206, Glendale, CO	80246
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s Telephone Number, including area code: (973) 370-3768

Intiva BioPharma Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 25, 2018, the registrant filed a Certificate of Amendment to its Certification of Incorporation to change its name to “Nexien BioPharma, Inc.” A press release announcing the name change is included as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Regulation S-K Number	Document
3.1	Certificate of Amendment to Certificate of Incorporation (incorporated by reference to Exhibit 3.5 to the registrant’s annual report on Form 10-K filed September 28, 2018)
99.1	Press release dated October 1, 2018

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nexien BioPharma, Inc.

/s/: Alain Bankier
Alain Bankier, Chief Executive Officer
October 1, 2018

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EXHIBIT INDEX

Regulation S-K Number	Document
3.1	Certificate of Amendment to Certificate of Incorporation (incorporated by reference to Exhibit 3.5 to the registrant’s annual report on Form 10-K filed September 28, 2018)
99.1	Press release dated October 1, 2018

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